Filed pursuant to Rule 497(e)

File Nos. 033-16439 and 811-05159

RS INVESTMENT TRUST

Supplement to Prospectus (Class A, B, C, K shares) Dated May 1, 2011 and Statement of Additional Information (Class A, B, C, K, Y shares) Dated May 1, 2011 (as revised February 7, 2012)

Effective immediately, a new paragraph following the last bullet point in the section “Types of Shares Available – Class A Shares” on page 115 of the Prospectus and following the last bullet point in the section “MANAGEMENT OF THE FUNDS – Waivers of Certain Sales Loads” on page 39 of the Statement of Additional Information is added as follows:

“If you hold shares through a financial intermediary and you believe you qualify for a sales load waiver, please notify your financial intermediary prior to any purchase. In addition, because some of the waivers described above require an investor to hold shares of a Fund continuously through a single account, investors seeking to qualify for these waivers should notify their financial intermediaries because a change in the nature of the investor’s relationship with the financial intermediary or a change in the services the investor receives from the financial intermediary may affect the investor’s eligibility for the waiver or ability to take advantage of the waiver.”

March 16, 2012